ABSC NC 2006-HE2
Asset Backed Securities Portfolio Analysis

3,971 records
Balance: 746,271,329
All records

Selection Criteria: All records
Table of Contents

1.

FICO (First Liens Only)

2.

FICO (Second Liens Only)

3.

FICO (IO Loans)

1. FICO (First Liens Only)

FICO (First Liens Only)	Unpaid Principal Balance	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
500 - 519	32,175,582.81	75.46	90.00	80.37	96.50	0.00	9.413	6.372	7.60
520 - 539	43,655,210.20	76.82	90.00	77.25	94.99	0.00	8.856	6.242	5.35
540 - 559	46,670,602.61	78.45	92.62	70.02	97.43	0.00	8.784	6.193	4.79
560 - 579	55,541,767.74	78.79	95.00	69.87	95.23	1.89	8.506	6.152	6.11
580 - 599	73,841,901.35	81.08	95.00	71.07	93.36	3.26	8.200	6.085	23.87
600 - 619	87,144,154.71	81.98	99.97	62.43	91.39	8.94	7.914	6.109	25.98
620 - 639	105,621,405.94	81.77	100.00	52.44	89.51	10.52	7.902	6.112	43.34
640 - 659	85,454,253.00	82.16	100.00	48.15	86.98	11.00	7.775	6.092	42.71
660 - 679	61,376,695.54	81.91	100.00	46.21	83.09	9.76	7.664	6.095	43.48
680 - 699	47,884,350.50	81.78	100.00	35.86	79.63	4.84	7.750	6.121	51.02
700 - 719	30,481,709.22	82.11	95.00	29.73	75.11	5.33	7.949	6.148	60.10
720 - 739	24,466,541.98	80.90	100.00	36.52	80.70	2.28	7.809	6.114	64.41
740 - 759	14,413,862.88	81.28	100.00	29.75	69.61	6.55	7.887	6.090	65.21
760 - 779	10,220,019.14	82.67	100.00	19.91	86.02	1.85	8.131	6.127	59.64
780 - 799	6,519,287.17	79.80	90.00	21.91	75.70	0.00	7.646	6.122	79.44
800 - 819	1,265,927.47	84.11	95.00	44.95	77.38	0.00	7.413	6.153	61.63
Total:	726,733,272.26	80.74	100.00	55.91	88.73	5.97	8.114	6.138	32.97

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2. FICO (Second Liens Only)

FICO (Second Liens Only)	Unpaid Principal Balance	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
560 - 579	57,221.53	100.00	100.00	100.00	100.00	0.00	9.891	0.000	0.00
580 - 599	1,380,286.72	99.77	100.00	100.00	100.00	0.00	12.049	0.000	0.00
600 - 619	2,176,994.05	99.81	100.00	91.33	100.00	0.00	11.444	0.000	0.00
620 - 639	4,542,245.94	99.84	100.00	33.46	96.70	0.00	12.031	0.000	0.00
640 - 659	4,030,259.22	99.93	100.00	26.11	88.95	0.00	11.550	0.000	0.00
660 - 679	1,838,853.83	100.00	100.00	37.40	85.09	0.00	10.756	0.000	0.00
680 - 699	2,155,878.77	99.90	100.00	30.58	68.63	0.00	10.647	0.000	0.00
700 - 719	909,837.49	100.00	100.00	25.08	100.00	0.00	10.470	0.000	0.00
720 - 739	684,219.77	99.72	100.00	34.32	75.04	0.00	10.583	0.000	0.00
740 - 759	1,341,104.70	99.49	100.00	23.45	69.92	0.00	10.928	0.000	0.00
760 - 779	307,776.38	100.00	100.00	0.00	62.34	0.00	10.942	0.000	0.00
780 - 799	113,378.38	100.00	100.00	48.00	100.00	0.00	10.573	0.000	0.00
Total:	19,538,056.78	99.85	100.00	41.85	88.56	0.00	11.364	0.000	0.00

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3. FICO (IO Loans)

FICO (IO Loans)	Unpaid Principal Balance	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
560 - 579	1,052,500.00	77.09	90.00	100.00	100.00	100.00	7.860	5.982	20.37
580 - 599	2,405,117.43	82.64	89.61	100.00	100.00	100.00	7.707	6.036	50.04
600 - 619	7,788,903.00	81.76	95.00	57.31	100.00	100.00	7.612	6.101	30.91
620 - 639	11,112,020.30	82.78	95.00	50.68	100.00	100.00	7.719	6.085	50.63
640 - 659	9,399,707.27	82.70	95.00	44.74	100.00	100.00	7.924	6.075	49.36
660 - 679	5,991,522.41	80.98	95.00	58.41	95.42	100.00	7.319	6.069	38.50
680 - 699	2,316,534.73	78.04	95.00	46.33	93.47	100.00	7.495	6.033	71.16
700 - 719	1,624,300.00	78.01	80.00	11.08	71.48	100.00	7.807	6.172	60.63
720 - 739	558,988.44	80.00	80.00	100.00	100.00	100.00	7.239	5.950	100.00
740 - 759	943,999.99	80.00	80.00	33.47	100.00	100.00	7.532	6.183	66.53
760 - 779	189,525.00	95.00	95.00	100.00	100.00	100.00	8.450	6.050	0.00
Total:	43,383,118.57	81.71	95.00	54.34	97.95	100.00	7.676	6.079	46.60

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Feb 20, 2006 13:51

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